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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 27, 2003
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                        (Date of earliest event reported)


                           LOCAL FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                               001-13949                 65-0424192
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


3601 N.W. 63rd Street, Oklahoma City, Oklahoma                      73116
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(Address of principal executive offices)                          (Zip Code)


                                 (405) 841-2298
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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             (Former name, former address and former fiscal year, if
                           changed since last report)


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ITEM 5.   OTHER EVENTS

         Effective June 27, 2003, Local Oklahoma Bank, the wholly-owned subsidiary of Local Financial Corporation, affected a charter change to become an Oklahoma state banking corporation and a state member bank of the Federal Reserve System.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LOCAL FINANCIAL CORPORATION


                                               By: /s/Richard L. Park
                                                   ----------------------------
                                                   Richard L. Park
                                                   Chief Financial Officer


Date:    June 27, 2003